INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
           Proxy      Statement Pursuant to Section 14(a) of
the Securities
                      Exchange Act of 1934 (Amendment No. )

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Check the appropriate box:
[_]  Confidential, for Use of the
[ X ]  Preliminary Proxy Statement             Commission
Only (as permitted by
[  ]  Definitive Proxy Statement              Rule 14A-
6(e)(2))

[_]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12
Cala Corportation
(Name of Registrant as Specified In Its Charter)
None
(Name of Person(s) Filing Proxy Statement, if Other Than the
Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-
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pursuant to Exchange Act Rule 0-11 (set forth the amount on
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filing fee is calculated and state how it was determined):

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Cala Corporation
2N. First Street, Third Floor
San Jose, California 95113
NOTICE OF MEETING OF SHAREHOLDERS
To Be Held September 30, 2001
To the Shareholders of
Cala Corporation

NOTICE IS HEREBY GIVEN that a Meeting of Shareholders of
Cala Corporation, an
Oklahoma corporation (the "Corporation"), will be held at
6:30 p.m. (PST),
October 30, 2001 at 2N. First Street, Third Floor, San
Jose, California 95113,
for the following purposes:
1.   To elect directors of the Corporation to hold office
until their
successors shall have been elected and shall qualify;
2.   To approve the adoption of a stock option plan;
3.   To ratify the appointment of Roger Castro, C.P.A. as
independent
public accountants for the Corporation;
4.   To ratify the change of name of the Corporation to Cala
Holding Corporation;
5.   To authorize the change of domicile of the Corporation
from Oklahoma
to Nevada;
6.   To authorize the increase of authorized Common Stock to
100,000,000;
7.   To ratify the merger of Mancini I.M.O.I.L into Cala
Holding Corporation
8.   To transact such other business as may properly come
before the
meeting.
Only shareholders of record at the close of business on
August 30, 2001 are
entitled to notice of and to vote at this meeting and any
adjournment thereof.
Such shareholders may vote in person or by proxy. The stock
transfer books of
the Corporation will not be closed.
Shareholders are invited to attend the meeting in person.
Whether or not
you plan on attending the meeting in person, it is important that your shares be
represented and voted at the meeting in accordance with your instructions.
Therefore, you are urged to fill in, sign, date and return
the accompanying
proxy in the enclosed envelope. No postage is required if
mailed in the United
States.
By Order of the Board of Directors
/s/  Joseph Cala
Joseph Cala
Chairman of the Board
San Jose, California
August 24, 2001




Cala Corporation
2N. First Street, Third Floor
San Jose, California 95113
PROXY STATEMENT
FOR THE SOLICITATION OF VOTES TO SUPPORT THE
PROPOSITIONS OUTLINED IN THIS DOCUMENT FOR
THE MEETING OF SHAREHOLDERS
To Be Held Semptember 30, 2001

This proxy statement is being furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of Cala Corporation, an
Oklahoma corporation (the "Corporation"), to be used at a Meeting of
Shareholders and at any adjournment or postponement thereof and to support the propositions proposed by the Corporation's Board of Directors. This proxy statement and the accompanying form of proxy were first mailed to the holders of the Corporation's common stock on or about August 30, 2001.

SOLICITATION OF PROXIES AND VOTING RIGHTS
The presence, in person or by proxy, of the holders of one-third (1/3) of the votes represented by the outstanding shares of the Corporation's common stock is necessary to constitute a quorum at the Meeting. Holders of shares are entitled to one vote per share of common stock and are not allowed to cumulate votes in the election of directors.
The shares represented by each proxy executed in the accompanying form of proxy will be voted at the meeting in accordance with the instructions therein.
Proxies on which no voting instructions are indicated will be voted FOR the election of nominees for directors, FOR each Proposal and FOR the ratification of the accounts and in the best judgment of the proxy holders on any other matter that may properly come before the Annual Meeting. If a broker indicates on a proxy that it does not have discretionary authority to vote shares on a certain matter, those shares will not be considered present and entitled to vote with respect to that matter. If a shareholder indicates on a proxy card that such shareholder abstains from voting with respect to a proposal, the shares will be considered as present and entitled to vote with respect to that matter, and abstention will have the effect of a vote AGAINST the proposal. In accordance with Oklahoma law, a shareholder entitled to vote for the election of directors can withhold authority to vote for all nominees for directors or can withhold authority to vote for certain nominees for directors.
Shareholders have the unconditional right to revoke their proxies at any time prior to the voting of their proxies at the Meeting by giving written notice to the Secretary of the Corporation or by attending the Meeting and voting in person.
The expenses of the solicitation of the proxies for the meeting, including the cost of preparing, assembling and mailing the notice, proxy, proxy statement and return envelopes, the handling and tabulation of proxies received, and charges of brokerage houses and other institutions, nominees or fiduciaries for forwarding such documents to beneficial owners, will be paid by the Corporation.
The Corporation does not intend to solicit proxies other than the mailing of proxy materials. All Proposals require the affirmative vote of a majority of shares represented and voting at the Meeting.


1



ELECTION OF DIRECTORS
(Proposal One )
The by-laws of the Corporation provide that the number of directors who shall constitute the whole board shall be such number as may be fixed from time to time by the Board of Directors and vacancies in the Board may be filled by the Board of Directors until the next annual meeting of the Shareholders.
The by-laws provide that the Board shall be divided into three classes of directors with the term of office of one class expiring each year. Staggered terms for Directors are considered anti-takeover in nature, inhibiting a change in control of the Corporation and so possibly reduce the value of the stock to anyone attempting to acquire control of the Corporation.
In October, 1999 two directors were appointed to replace the two directors that resigned. Mr, Joseph Cala was appointed to replace Bill Weaver and Mr.
Stephen Ko was appointed to replace David Loveland. At present, the Board of
Directors consists of two members, Joseph Cala and Stephen Ko. Since elections have not been held in the last years, all three director classes are to be voted on by the Shareholders.
The two nominees, Joseph Cala and Stephen Ko, are proposed to be re-elected to hold office until the election of their successors or their earlier resignation or removal. Mr. Ko is nominated to serve a one year term and Mr.
Cala to serve a three year term. Should any such nominee become unable to serve, proxies may be voted for another person designated by management or the Board.
All nominees have advised that they will serve if elected. Certain Information Regarding Nominees
The names of the nominees, their ages as of the date of the Meeting, the date each first became a director, their principal occupations during at least the past five years, certain other directorships held and certain other biographical information are as set forth below.
Joseph Cala, age 41, was appointed as a Director of the Company in October, 1999. Mr. Cala is currently the Chairman of the Board and President of the Company. For more than the past 5 years, Mr. Cala has been a successful international business owner. Some of his ventures include Fila, U.S.A., Mondi
Fashion USA, L'Italiano Restaurants in Hawaii and Japan,
Cala Investments, Inc.
and Cala Hotels, Inc. (Undersea Resort and Hotel).
Stephen Ko, age 50, was appointed as a Director of the Company in October,
1999. Mr. Ko is currently the Treasurer of the Company. For more than the past 5 years, Mr. Ko has served as Executive Vice President of Bank of America, FSB in
Honolulu, Hawaii and currently service as Associate Managing
Director with
Private Capital Corporation responsible for providing investment banking and financial consulting services to private clients.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table and notes thereto sets forth, as of
August 24, 2001,
certain information regarding ownership of common stock by
(i) each person known
to the Corporation to beneficially own more than 5% of its
common stock, (ii)
each director and nominee for director of the Corporation
and (iii) all present
officers and directors of the Corporation as a group.
Under the rules and regulations of the Securities and
Exchange Commission,
a person is deemed to own beneficially all securities of
which that person owns
or shares voting or investment power as well as all
securities which may be
acquired through the exercise of currently available
conversion, warrant or
option rights. Unless otherwise indicated, each such person
possesses sole
voting and investment power with respect to the shares owned by him.
2





Name and Address                      Amount and Nature of
Percent of
of Beneficial Owner                   Beneficial Ownership
Outstanding
- -------------------                   --------------------
----------

Joseph Cala                                23,724,998
48.0%
4750 Lago Vista Circle
San Jose, California 95129

Stephen Ko                                     37,000
0.0007%
6100 West 96th Street, Suite 100
Indianapolis, Indiana 46276


All officers and directors                 23,761,998
48.16%
  as a group (2 persons)


COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
To the Corporation's knowledge, all required Forms 3, 4 and 5 were filed in a timely manner.

INFORMATION WITH RESPECT TO STANDING COMMITTEES
OF THE BOARD OF DIRECTORS AND MEETINGS
The Board of Directors held one (1) meeting during 2000. The
Board of
Directors has an audit committee and a compensation committee. Action taken by these committees are reported to the Board of Directors at the next Board meeting. All Directors attended at least 75% of the meetings of the Board of
Directors and of all committees of which they were members. The audit committee members are Joseph Cala and Stephen Ko. The audit committee reviews with the independent accountants of the Corporation the audit and review procedures of the Corporation and the scope and result of their audits. It also examines professional services provided by the independent accountants and evaluates their costs and related fees. During the last fiscal year there was one (1) meeting of the audit committee.
The members of the compensation committee are Giuseppe Cala and Stephen Ko.
The compensation committee administers the Corporation compensation programs and stock option plan. The compensation committee held one (1) meeting during the past fiscal year.

3




DIRECTORS AND EXECUTIVE OFFICERS
All Directors of the Corporation serve until the next Annual
Meeting of
the Shareholders of the Corporation. There are no special
arrangements under
which any of the directors serve. Ages are as of August 24,
2001.
Director or Officer
Name                 Age        Position
Since
- ----                 ---        --------
-----------------

Joseph Cala          41         Chairman of the Board
1999
                               President, Director
Stephen Ko           50         Director, Secretary
1999
                                  and Treasurer


Biographical information on Messrs. Cala and Ko are included under certain
Information Regarding Nominee above.
Certain Information Regarding Executive Officers
All officers and directors of the Corporation serve at the pleasure of the
Board of Directors without employment agreements.

EXECUTIVE COMPENSATION
The following sets forth the annual and long-term
compensation paid to the
Chief Executive Officer of the Corporation during the last
three fiscal years.
No executive officer of the Corporation received an annual
salary and bonus in
excess of $100,000 in any of the past three fiscal years. Summary Compensation Table
Long-Term
Compensation
Name and                      Annual Compensation
Securities
                             ---------------------
Underlying      All Other
Principal Position          Year   Salary   Bonus
$Option     $Compensation
------------------          ----   ------   ------     -----
-      ------------
Giuseppe Cala.              2000  $150,000   -0-        -0-
-0-
Chairman of the Board       1999   $30,000   -0-        -0-
-0-
President, Chief Executive Officer



There are currently no options outstanding. No options to purchase stock were exercised by any executive officer in the fiscal year ended December 31,
2000.
Compensation of Directors
Non-management directors of the Corporation we not paid any fees for attending meeting of the Board of Directors or committee meeting.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
There have been several related transactions or
relationships between the
executive officers, directors, 10% stockholders and the
Corporation that require
reporting.
4





A. In November, 1999, Mr. Cala and Mr. Modaferri were each granted 2.6 million shares in exchange for the Lease on a Cascina Restaurant under construction in San Francisco, California. In 2000, Mr. Cala returned
5.6 million shares to the Company when development of the Cascina
Restaurant was terminated.
B. In January 2000, Mr. Cala, Chairman, President and CEO of Cala
Corporation sold his interest in Cala Hotels, Inc. (which included the
Undersea Resort) to Cala Corporation for $6,000,000. A partial payment of 10,000,000 shares was made to Mr. Cala with the balance of
20,000,000 shares being due and payable pro-rata upon the opening of the first 10 Undersea Resorts.

ADOPTION OF STOCK OPTION PLAN
(Proposal Two)
The Company's Board of Directors recommends that the shareholders approve the adoption of a combined incentive stock option and non-statutory stock option plan (the "2001 Plan") that provides for the grant to employees, officers, directors, and consultants of the Company of options to purchase up to 2,500,000 shares of Common Stock. Options under the 2001 Plan may be either "incentive stock options" within the meaning of Section 422 of the United States Internal
Revenue Code of 1986, as amended (the "Code"), or options that do no qualify as incentive stock options ("non-statutory") issued to non-employee directors, employees and consultants of the Company. The 2001 Plan would replace the Stock
Option Plan adopted in 1996. The 2001 Plan is subject to shareholder approval.
Purpose of the Plan

The purpose of the 2001 Plan is to further the interests of the Company by providing incentives for officers, department heads, administrative personnel, counsel, and other key employees of the Company as well as consultants and directors of the Company who may be designated for participation in the 2001
Plan and to provide additional means of attracting and retaining competent personnel in responsible positions.
Description of the 2001 Plan

Under the 2001 Plan, the Board of Directors ("Board") may
from time to time
grant options to participants entitling the holders thereof
to purchase shares
of the Company's authorized and unissued Common Stock up to
an aggregate of
2,500,000 shares. If any option granted under the 2001 Plan
terminates or
expires unexercised, the shares released from option may be
made the subject of
additional options granted under the 2001 Plan of the same
type as the
terminated or expired option. If there is any change in the
Company's shares of
Common Stock, as by stock splits, reverse stock splits,
stock dividends or
recapitalization, the number of shares available for option
and the shares
subject to option shall be appropriately adjusted by the
Board.
The Board determines those individuals who shall receive
options, the time
period during which the options may be partially or fully
exercised, the number
of shares of Common Stock that may be purchased under each
option and the option
price.
The per share exercise price of the Common Stock subject to
incentive and
non-qualified stock options granted pursuant to the 2001
Plan may not be less
than the fair market value of the Common Stock on the date
the option is
granted. Under the 2001 Plan, the aggregate fair market
value (determined as of
the date the option is granted) of the Common Stock that
first became
exercisable by any employee in any one calendar year
pursuant to the exercise of
incentive stock options may not exceed $100,000. No person
who owns, directly or
indirectly, at the time of the granting of an incentive
stock option to him, 10%
or more of the total combined voting power of all classes of stock of the
5





Company (a 10% stockholder), shall be eligible to receive any incentive stock options under the 2001 Plan unless the option price is at least 110% of the fair market value of the Common Stock subject to the option, determined on the date of grant. Non-qualified options are not subject to this limitation.
No incentive stock option may be transferred by an optionee other than by will or the laws of descent and distribution, and during the lifetime of an optionee, the option will be exercisable only by the optionee. Pursuant to the terms of the 2001 Plan, in the event of termination of employment, other than by death or permanent total disability, the options terminate immediately. The 2001
Plan provides that upon termination of employment of an optionee by reason of death or permanent, total disability, an option remains exercisable for one year thereafter to the extent, it was exercisable on the date of such termination.
Options under the 2001 Plan must be granted within 10 years from the effective date thereof. Incentive stock options granted under the 2001 Plan cannot be exercised more than 10 years from the date of grant, except that incentive stock options issued to a 10% stockholder are limited to five year terms. Any unexercised options under the 2001 Plan that expire or that terminate upon an employee's ceasing to be employed with the Company become available once again for issuance.
All options granted under the 2001 Plan provide for the payment of the exercise price in cash equal to the exercise price of the options being exercised.

RATIFICATION OF SELECTION OF
INDEPENDENT PUBLIC ACCOUNTANTS
(Proposal three)
Roger Castro, C.P.A., independent certified public accountant, have served the Corporation as its principal accountants, for the past year and were responsible for the audit of the Corporation's most recent financial statements.
Representatives of such firm will be present at the Corporation's Annual Meeting and will have the opportunity to respond to appropriate questions or to make a statement. Roger Castro, C.P.A. have been selected by the Board to serve as auditors for the fiscal year to end
December 31, 2001, subject
to ratification and approval by the shareholders.
The Board recommends ratification and approval of the selection of Roger
Castro C.P.A. as independent auditors for the Corporation during fiscal 2001.


RATIFICATION OF CORPORATE NAME CHANGE
(Proposal Four)
The Board of Directors and the majority stockholder have
approved and
recommend that the stockholders of the Corporation approve
an amendment to the
Corporation's Certificate of Incorporation for the purpose of changing the name of the Corporation from Creative Restaurant Concepts, Inc.
to Cala  Holding Corporation
to reflect the diversification away from restaurant
operations and development
to other types of enterprises.
6



The affirmative vote of a majority of the outstanding Common
Stock entitled
to vote on this proposal to amend the Corporation's
Certificate of Incorporation
is required for ratification of the proposal. The Board of Directors recommends voting FOR this proposal to amend the Certificate of Incorporation to change the name of the Corporation.

AUTHORIZATION TO CHANGE DOMICILE
FROM OKLAHOMA TO NEVADA
(Proposal Five)
The Board of Directors has approved and recommends that the stockholders of the Corporation approves the change in the domicile of the Corporation from
Oklahoma to Nevada. The Board believes that the favorable corporate laws and the relatively modest fee structures make such change attractive.
The change in domicile will be effected through a merger of a Nevada corporation having the same name with the Corporation with the Nevada corporation being the surviving corporation. The Nevada Corporation will have the same capital structure, officers and directors as the Corporation as well as similar provisions in the By-laws concerning staggered terms for the Board and indemnification provisions for officers, directors, and agents.
The affirmative vote of a majority of the outstanding Common Stock entitled to vote on this proposal to merge the Corporation with a Nevada corporation is required for approval of the proposal. The Board of Directors recommends voting
FOR this proposal.

AUTHORIZATION TO INCREASE COMMON STOCK
(Proposal six)
The Board of Directors has approved and recommends that the stockholders of the Corporation approves an amendment to the Corporation's
Certificate of
Incorporation for the purpose of increasing the number of its authorized shares of Common Stock from 50,000,000 to 100,000,000.
The Board of Directors believes that the increase in the number of authorized shares of Common Stock will increase the flexibility of the
Corporation for raising additional capital and future aquisitions. There is one
Merger aquisition currently being considered by the Corporation.

The number of shares currently outstanding is 49,339,137 or approximately
98.67% of the currently authorized shares. Upon an increase of the authorized capital to 100,000,000 shares, current shareholders would own approximately
49.33% of the authorized shares (100% of the issued shares). Once authorized by the shareholders by this proposed amendment, additional shares may be issued by the Corporation without shareholder approval. Since the Board of Directors has the authority to issue additional shares equal to greater than 50% of the shares currently outstanding without additional shareholder approval, such authority could be considered to be anti-takeover in nature, thus possibly inhibiting a change in control of the Corporation.
The affirmative vote of a majority of the outstanding Common Stock entitled to vote on this proposal to amend the Corporation's Certificate of Incorporation is required for approval of the proposal. The Board of Directors recommends voting FOR this proposal to amend the Certificate of Incorporation.


Ratify the merger of Merger I.M.O.I.L. into Cala Holding
Corporation
(Proposal Seven)

Cala Corporation and Mancini I.M.O.I.L., Srl Italy, have entered into a merger aquisition agreement where Mancini I.M.O.I.L. will receive 40,000,000 restricted shares upon the approval of the shareholders. An initial 10,000,000
RESTRICTED shares have been issued to the Mancini's in January 2001 from shares that were returned to the treasury by Giuseppe Cala in order to facilitate the merger. The merger also calls for Mancini I.M.O.I.L. to merge their privately held business, not including the company real estate, with annual revenues of approximately $16,000,000.00 for the year 2001 under Cala Holding Corporation. Mancini I.M.O.I.L. will not have control of the Board Of Directors.

CALA CORPORATION






Pro Forma Condensed Consolidated Balance Sheet (Unaudited)


As of June 30, 2001


























Proforma


Cala



Cala


Corporation

Imoil S.R.L.
Corporation
ASSETS






Current Assets:






  Cash in banks

 $          -

 $    59,133

 $    59,133
  Accounts receivable



5,862,907

5,862,907
  Notes receivable

56,305



56,305
  Other current assets



1,142,422

1,142,422
    Total Current Assets

56,305

7,064,462

7,120,767







Property & Equipment, net

            -

   7,041,325

7,041,325







Other Assets

            -

     410,445

410,445







TOTAL ASSETS

 $     56,305

 $14,516,232

 $14,572,537







LIABILITIES & STOCKHOLDERS' EQUITY





Current Liabilities:






  Accounts payable

 $     87,000

 $ 3,625,128

 $ 3,712,128
  Accrued expenses

180,000

30,900

210,900
  Income taxes payable



50,820

50,820
  Current portion of long-term debt


2,020,646

2,020,646
  Other current liabilities



891,718

891,718
    Total Current Liabilities

267,000

6,619,212

6,886,212







Long-term Debt



3,902,229

3,902,229







Stockholders' Equity:






  Capital stock

297,196

2,250,000

2,547,196
  Paid in capital

8,196,744

638,966

8,835,710
  Retained earnings (deficit)

(8,653,433)

1,105,825

(7,547,608)
    Less: treasury stock at cost

(51,202)



(51,202)
      Total Stockholders' Equity

(210,695)

3,994,791

3,784,096







TOTAL LIABILITIES AND STOCKHOLDERS'
EQUITY
 $     56,305

 $14,516,232

 $14,572,537















CALA CORPORATION






Pro Forma Condensed Consolidated Statement of Operations


For the Six Months Ended June 30, 2001













Historical

Historical

Proforma


Cala



Cala


Corporation

Imoil S.R.L.
Corporation














Sales

 $          -

 $ 5,911,719

 $ 5,911,719
Cost of Sales



5,015,770

5,015,770
Gross Profit



895,949

895,949
Operating expenses

86,063

607,596

693,659
Net loss from operation

(86,063)

288,353

202,290







Net Profit/ loss

 $    (86,063)

 $   288,353

 $   202,290
















CALA CORPORATION






Pro Forma Condensed Consolidated Balance Sheet (Unaudited)


December 31, 2000





























Cala

IMOIL




Corporation
(Subsidiary)

Pro-Forma
ASSETS






Current Assets:






  Cash in banks

 $    1,148

 $     59,133

 $     60,281
  Accounts receivable



5,862,907

5,862,907
  Notes receivable

82,000



82,000
  Other current assets



1,142,422

1,142,422
    Total Current Assets

83,148

7,064,462

7,147,610







Property & Equipment, net



    7,041,325

7,041,325







Other Assets

    878,952

      410,445

1,289,397







TOTAL ASSETS

 $  962,100

 $ 14,516,232

 $ 15,478,332







LIABILITIES & STOCKHOLDERS' EQUITY






Current Liabilities:






  Accounts payable

 $  165,633

 $  3,625,128

 $  3,790,761
  Accrued expenses

5,625

30,900

36,525
  Income taxes payable



50,820

50,820
  Current portion of long-term debt

288,499

2,020,646

2,309,145
  Other current liabilities



891,718

891,718
    Total Current Liabilities

459,757

6,619,212

7,078,969







Long-term Debt



3,902,229

3,902,229







Stockholders' Equity:






  Capital stocks

382,012

2,250,000

2,632,012
  Paid in capital

8,688,903

638,966

9,327,869
  Retained earnings (deficit)

(8,567,370)

1,105,825

(7,461,545)
    Less: treasury stock at cost

(1,202)



(1,202)
      Total Stockholders' Equity

502,343

3,994,791

4,497,134







TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY
 $  962,100

 $ 14,516,232

 $ 15,478,332
























CALA CORPORATION






Pro Forma Condensed Consolidated Statement of Income (Unaudited)
For the year ended December 31, 2000






















CALA

IMOIL S.R.L




CORPORATION
(Subsidiary)

Pro-Forma














Sales

 $        -

 $ 13,805,438

 $ 13,805,438







Expenses

1,297,883

12,946,084

14,243,967







Income (loss) from operations

(1,297,883)

859,354

(438,529)







Net income from discontinued operations
454,897

            -

454,897







Net Profit/ loss

 $ (842,986)

 $    859,354

 $     16,368

The Board of Directors recommends
voting FOR this proposal to merge the two companies.




OTHER BUSINESS
(Proposal Eight)
Management does not intend to bring any matters before the meeting other than those set forth in the accompanying notice. Management knows of no other matters to be brought before the meeting by others. However, if any other matters are brought before the meeting, the proxies named in the enclosed form of proxy will vote in accordance with their judgment on such matters.


7




STOCKHOLDER PROPOSALS
A proposal submitted by a stockholder for action at the Corporation's 2002
Annual Meeting of Shareholders must be received no later than January 1, 2002 in order to be included in the proxy statement for that meeting.
By Order of the Board of Directors

/s/  Joseph Cala
Joseph Cala
Chairman of the Board
San Jose, California
August 24, 2001

YOUR COOPERATION IN GIVING THIS MATTER YOUR IMMEDIATE
ATTENTION AND IN RETURNING YOU'RE PROXY PROMPTLY
WILL BE APPRECIATED


8


CALA CORPORATION
This Proxy is solicited on Behalf of the Board of Directors Joseph Cala and Stephen Ko are and each of them is hereby appointed an authorized to represent the undersigned at the Annual Meeting of Stockholders of
Cala Corporation, to be held at the offices of the corporation, 2 N. First
Street, Third Floor, San Jose, California 95113, on
October 30, 2001 at 6:30
p.m. (PST), and at any adjournments thereof, and to vote the number of shares of common stock that the undersigned would be entitled to vote if personally represented, on all proposals coming before the Meeting, in the manner specified and on any other business that may properly come before the meeting.
This Proxy when properly executed, will be voted in the manner directed hereon by the shareholder. If no direction is made, this Proxy will be voted FOR the election of all nominees as directed and FOR all other proposals outlined in the Notice of Annual Meeting of Shareholders.
Place an "X" in the space provided below to indicate your vote on each item:
1.   ELECTION OF DIRECTORS:

NOMINEES: JOSEPH CALA AND STEPHEN KO
[ ] VOTE FOR THE ELECTION OF NOMINEES UNLESS OTHERWISE
INSTRUCTED BELOW
(Instruction: to withhold authority to vote for an individual nominee write that nominee's name in the space provided below.)

[ ] VOTE WITHHELD FOR NOMINEE(S)



2.   APPROVAL OF THE ADOPTION OF A STOCK OPTION PLAN.

[     ]    FOR          [     ] AGAINST           [    ]
ABSTAIN

3.   APPROVAL OF APPOINTMENT OF ROGER CASTRO, C.P.A. AS
INDEPENDENT AUDITORS.

[     ]    FOR          [     ] AGAINST           [    ]
ABSTAIN

4.   RATIFY THE CHANGE OF NAME OF THE CORPORATION TO CALA
HOLDING CORPORATION.

[     ]    FOR          [     ] AGAINST           [    ]
ABSTAIN

5.   RATIFY AND AUTHORIZE THE CHANGE OF DOMICILE OF THE
CORPORATION FROM
OKLAHOMA TO NEVADA.
[     ]    FOR          [     ] AGAINST           [    ]
ABSTAIN
(Continued and to be signed on the reverse side)






6.   RATIFY AND AUTHORIZE THE INCREASE OF AUTHORIZED COMMON
STOCK TO
100,000,000.
[     ]    FOR          [     ] AGAINST           [    ]
ABSTAIN


7.	RATIFY THE MERGER OF MANCINI I.M.O.I.L. INTO CALA
HOLDING CORPORATION

(     )   FOR            (    )  AGAINST          (    )
ABSTAIN


8.   IN THEIR DISCRETION, UPON OTHER MATTERS AS MAY PROPERLY
COME BEFORE THE
ANNUAL MEETING.
[     ]    FOR          [     ] AGAINST           [    ]
ABSTAIN

Please sign, date this Proxy Card, and return promptly using the enclosed postage paid envelope.


Dated __________________________, 2001
Signature
This Proxy must be exactly as name appears on this Proxy Card. If shares are held by joint tenants, both should sign. Attorneys, executors, administrators, trustees, etc., should give full title as such. If the signer is a corporation or other legal entity, please sign full entity name, by duly authorized officer. If a partnership, please sign in full partnership name, by authorized partner or person.





CALA CORPORATION
2001 STOCK OPTION PLAN
1. Definitions. For purposes of this CALA CORPORATION 2001
STOCK OPTION
PLAN, certain terms used herein are defined as follows:
1.1 "Board" shall mean the Board of Directors of the Company charged with
responsibility of administering the Plan, interpreting the
Plan, and evaluating
the performance of persons performing or requested to
perform services on behalf
of the Company and awarding stock options to such persons
deemed deserving of
receiving additional compensation for their effort.
1.2 "Consultants" shall mean independent contractors and
others not
employed by the Company who perform services to advance the
interests of the
Company.
1.3 "Directors" shall mean the Board of Directors of the
Company as elected
from time to time.
1.4 "Employees" shall mean persons in the employ of the
Company, its parent
or any subsidiary, as officers, department heads,
administrative personnel,
counsel, and other key employees of the Company.
1.5 "Expiration Date" shall mean the date, specified in an
Option Agreement
after which the option can no longer be exercised. This date can be no later
than ten (10) years after the option is granted. Options
granted under the Plan
can also become unexercisable by forfeiture, termination, or lapse in
accordance with provisions of the Plan and/or Option
Agreement.
1.6 "Incentive Stock Option" shall mean options granted
pursuant to this
Plan to Employees intended to qualify for tax treatment
under Internal Revenue
Code Section 422 and identified in the Stock Option
Agreement as an Incentive
Stock Option.
1.7 "Non-Statutory Stock Option" shall mean options granted
pursuant to
this Plan to Employees, Consultants, and Directors
performing services on behalf
of the Company and identified in the Stock Option Agreement
as a Non-Statutory
Stock Option.
1.8 "Option Agreement" shall mean the agreement, which
describes and
defines the terms and conditions of the option granted and
condition for its
exercise, entered into from time to time between the Company and persons chosen
by the Board to receive Stock Options under this Plan. The
Option Agreement
shall be in substantially the form of Exhibit "1" hereto.
2. Purpose. The purpose of the CALA CORPORATION 2001 STOCK
OPTION PLAN (the
"Plan) is to further the interests of Cala Corporation
(hereinafter called "the
Company") by providing incentives for officers, department
heads, administrative
personnel, counsel, and other key employees of the Company
as well as
consultants and directors of the Company who may be
designated for participation
in the Plan and to provide additional means of attracting
and retaining
competent personnel in responsible positions.
3. Administration. The Plan shall be administered by the
Board of Directors
of the Company (or a Committee of the Board of Directors
appointed for that
purpose). Subject to the provisions of the Plan and
applicable law, the Board is
authorized to interpret the Plan and to prescribe, amend and rescind rules and
regulations regulating to the Plan, to any options granted
hereunder, and to
make all other determinations necessary or advisable for the administration of
the Plan.
4. Participants and Allotments. The Board shall determine
and designate
from time to time those Employees of the Company to whom
Incentive Stock Options
are to be granted, and those Consultants, Directors of the
Company, and
Employees of the Company to whom Non-Statutory Options are
granted and who
thereby become participants in the Plan. The Board shall
allot to such
participants (the "Optionees") options to purchase shares in such amounts as the
Board shall from time to time determine; PROVIDED that the
aggregate fair market
value (determined as of the time the option to purchase
shares is granted) of
the shares for which any Employee of the Company may first
exercise an Incentive
Stock Option in any calendar year (under this Plan and all
other Incentive Stock
Option plans of the Company and/or its parent and subsidiary corporations) shall
not exceed $100,000. No member of the Board shall have any
right to vote or
1




decide upon any matter relating solely to himself or a
member of his immediate
family or solely to any of his rights or benefits (or rights or benefits of a
member of his immediate family) under the Plan.
Participation in the Plan shall
not confer any right of continuation of service as an
employee of the Company.
5. Shares Subject to the Plan. Under this Plan, the Board
may from time to
time grant options to participants entitling the holders
thereof to purchase
shares of the Company's authorized and unissued Common Stock up to an aggregate
of 2,500,000 shares. Of this aggregate total 2,000,000
shares shall be
designated for offers of Incentive Stock Options to
Employees and 500,000 for
Non-Statutory Options for Consultants, Directors and
Employees of the Company.
If any option granted under the Plan shall terminate or
expire unexercised, in
whole or in part, the shares so released from option may be
made the subject of
additional options granted under the Plan of the same type
as the terminated or
expired option. The Company shall reserve and keep available such number of
shares of stock as will satisfy the requirements of all
outstanding options
granted under the Plan. If there is any change in the
Company's shares of Common
Stock, as by stock splits, reverse stock splits, stock
dividends or
recapitalization, the number of shares available for option
and the shares
subject to option shall be appropriately adjusted by the
Board.
6. Option Agreement. In making any determination as to
Optionees to whom
options shall be granted and as to the number of shares to
be covered by such
options, the Board shall take into account the duties of the respective
Optionees who are Employees of the Company, the present and
potential
contributions of Optionees to the success of the Company,
the period of
Optionee's service benefited the Company, and such other
factors as the Board
shall deem relevant in connection with accomplishing the
purpose of the Plan.
Each option, whether an Incentive Stock Option or otherwise, shall be subject to
all terms and provisions of this Plan and as set forth in
the Option Agreement
between the Company and the Optionee receiving the same. The option may be in
such form, not inconsistent with the terms of this Plan, as
shall be approved by
the Board, including, but not limited to, the following
terms and conditions:
(a) Options granted under the Plan shall be exercisable for
periods
not exceeding ten (10) years from the date of the grant,
unless terminated
sooner in accordance with this Plan or the Option Agreement.
(b) Option Price. The option price or prices shall be fair
market
value of issued and outstanding shares of stock of the
Company at the date the
option is granted. For the purposes hereof, fair market
value shall be
determined in good faith based upon facts and circumstances.
7. Option Period. The term of this Plan and the period
during which options
may be granted hereunder shall be ten (10) years from the
date the Plan is
approved by the Board or shareholders of the Company,
whichever is earlier. No
option granted pursuant to the Plan shall be exercisable
after the expiration of
ten (10) years from the date the option is first granted. No option granted
pursuant to the Plan to a person then owning more than ten
percent (10%) of the
voting power of the Company's voting stock shall be
exercisable after the
expiration of five (5) years from the date the option is
first granted. For the
purposes of the preceding sentence (a) the Optionee shall be considered as
owning the stock owned directly or indirectly by or for
himself, the stock which
the Optionee may purchase under outstanding options and the
stock owned,
directly or indirectly, by or for his brothers and sisters
(whether of the whole
or half blood), spouse, ancestors, and lineal descendants,
and (b) stock owned
directly or indirectly, by or for a corporation,
partnership, estate, or trust
shall be considered as being owned proportionately by or for its shareholders,
partners, or beneficiaries. The expiration date stated in
the Option Agreement
is hereinafter called the Expiration Date.
8. Conditions of Incentive Stock Option. Incentive Stock
Options granted
pursuant to this Plan shall be subject to the following
conditions:
(a) If the employment of the Optionee by the Company is
terminated for
any reason other than his death, all unexercised options
shall terminate, be
forfeited and shall lapse upon 90 days following termination of employment.
(b) If the Optionee dies while employed by the Company then
within six
months after the date of the Optionee's death, subject to
the provisions of
Sections 6(a) and 7 above and the Option Agreement, the
option may be exercised
by his estate or by any person who has acquired the
Optionee's right to exercise
the option by bequest or inheritance to the extent the
option was exercisable as
of the date of his death. Upon the expiration of such six-
month period, all
unexercised options shall terminate, be forfeited, and shall lapse.
2




(c) Except as otherwise provided in Section 8(b) above, the option and all rights granted hereunder shall not be transferred by the Optionee, and may not be assigned, pledged or hypothecated in any way and shall not be subject to execution, attachment, or similar process. Upon any attempt by the Optionee to transfer the option, or to assign, pledge, hypothecate or otherwise dispose of such option or of any rights granted hereunder, contrary to the provisions hereof, or upon the levy of any attachment or similar process upon such option or such rights, such option and such rights shall immediately become null and void. The option shall be exercisable, during the lifetime of the Optionee, only by the Optionee.

9. Conditions of Non-Statutory Option. Non-Statutory Stock Options granted pursuant to this Plan shall be subject to the following conditions:
(a) If the Optionee terminates his employment with the company or ceases to perform services for the benefit of the Company as a Director or
Consultant performing services for the Company for any reasons other than his death, all unexercised options shall terminate, be forfeited, and shall lapse upon 90 days following termination or cessation of services.
(b) If the Optionee dies while employed by the Company or performing services for the benefit of the Company as a Director or Consultant then within six (6) months after the date of the Optionee's death, subject to the provisions of Sections 6(a), 7 above, and the Option Agreement, the option may be exercised by his estate or by any person who has acquired the Optionee's right to exercise the option by bequest or inheritance to the extent the option was exercisable as of the date of his death. Upon the expiration of such six-month period, all unexercised options shall terminate, be forfeited, and shall lapse.
(c) Except as otherwise provided in Section 9(b) above, the option and all rights granted hereunder shall not be transferred by the Optionee, and may not be assigned, pledged or hypothecated in any way and shall not be subject to execution, attachment, or similar process. Upon any attempt by the Optionee to transfer the option, or to assign, pledge, hypothecate or otherwise dispose of such option or of any rights granted hereunder, contrary to the provisions hereof, or upon the levy of any attachment or similar process upon such option or such rights, such option and such rights shall immediately become null and void. The option shall be exercisable, during the lifetime of the Optionee, only by the Optionee.
10. Exercise of Options.

(a) To exercise the option, the Optionee or his successor
shall give
written notice to the Company's Treasurer at the Company's
principal office,
accompanied by full payment of the shares being purchased
and an Investment
Letter stating that the shares are purchased for investment
and not with a view
to distribution in form and substance as shown in Exhibit
"2" hereto. However,
this Letter shall not be required if the shares subject to
the option are
registered with the Securities and Exchange Commission. If
the option is
exercised by the successor of the Optionee, following his
death, proof shall be
submitted, satisfactory to the Board, of the right of the
successor to exercise
the option.
(b) Shares of stock issued pursuant to this Plan which have
not been
registered wit the Securities and Exchange Commission shall
bear the following
legend:
The securities represented by this stock certificate have
not
been registered under the Securities Act of 1933, as amended
(the
"Act"), or the applicable state securities law (the "State
Acts"), and
shall not be sold, pledged, hypothecated, donated or
otherwise
transferred (whether or not for consideration) by the holder except
upon the issuance to the Corporation of a favorable opinion
of its
counsel and/or the submission to the Corporation of such
other
evidence as may be satisfactory to counsel for the
Corporation, to the
effect that any such transfer shall not be in violation of
the Act and
the State Acts.
(c) The Company shall not be required to transfer or deliver any
certificate or certificates for shares purchased upon any
exercise of such
option: (i) until after compliance with all then applicable
requirements of law;
and (ii) prior to admission of such shares to listing on any stock exchange on
which the stock may then be listed. In no event shall the
Company be required to
issue fractional shares to the Optionee.
3




11. Registration. If the Company shall be advised by its
counsel that
shares of stock deliverable upon any exercise of an option
are required to be
registered under the Securities Act of 1933, or that the
consent of any other
authority is required for the issuance of same, the Company
may effect
registration or obtain consent, and delivery of shares by
the Company may be
deferred until registration is effected or consent obtained.
12. Issuance of Stock. No stock shall be issued until full
payment for
stock has been made. The Optionee shall have no rights as a
shareholder with
respect to optioned shares until the date of the issuance of a stock certificate
to him for such shares. No adjustment shall be made for
dividends (ordinary or
extraordinary, whether in cash, securities or other
property) or distributions
or other rights for which the record date is prior to the
date such certificate
is issued, except as provided in Sections 5 and 13 hereof.
13. Corporate Reorganization. If there shall be any capital
reorganization
or consolidation or merger of the Company with another
corporation or
corporations, or any sale of all or substantially all of the
Company's
properties and assets to any other corporation or
corporations, the Company
shall take such action as may be necessary to enable
Optionee to receive upon
any subsequent exercise of their respective options, in
whole or in part, in
lieu of shares of common stock, securities or other assets
as were issuable or
payable upon such reorganization, consolidation, merger, or
sale in respect of,
or in exchange for such shares of common stock.
14. Amendments and Termination. The Board of Directors may
amend, suspend,
discontinue or terminate the Plan, but no such action may,
without the consent
of the Optionee alter or impair his option, except as
provided in Section 11.
15. Prior Plans. Upon the effectiveness of this Plan, no
further grants
shall be made under any prior plans of the Company. Any
options granted under
any prior plans shall continue in effect in accordance with
their terms.
This Plan has been duly adopted by the Board of Directors of
Cala
Corporation on this ______ day of _______________, 2001.
CALA CORPORATION
[CORPORATE SEAL]
ATTEST:                                   By:

- --------------------------------             -------------
--------------------
                       Secretary
President


4



EXHIBIT "1"
CALA CORPORATION
2001 STOCK OPTION AGREEMENT

THIS AGREEMENT is made this _______ day of ____________________, 20____, by and between Cala Corporation (hereinafter called the "Company"), a Nevada corporation, and ____________________________, (hereinafter called the
"Optionee").

W I T N E S S E T H:
WHEREAS, the Board of Directors of the Company has adopted the 2001 Stock
Option Plan (the "Plan"); and
WHEREAS, the Compensation Board of the Company (the "Board") considers it desirable and in the Company's best interests that the Optionee be given an opportunity to purchase shares of its Common Stock in furtherance of the Plan to provide incentive for the Optionee to ______________________________________________________ or
remain in the employ
of the Company and to promote the success of the Company.

NOW, THEREFORE, in consideration of the premises, it is
agreed as follows:
1. Grant of Option. The Company hereby grants to the
Optionee the right,
privilege and option to purchase
___________________________________
(_____________) shares, of the Common Stock of the Company, at a purchase price of Dollars ($___________) per share in the manner and subject to the conditions hereinafter provided. Such purchase price is not less than the fair market value of the shares of Common Stock of the Company at the time this option is granted.
This [_______] is [______] is not intended to be an Incentive Stock Option.
2. Period of Exercise of Option.

(a) The option will be exercisable for a period of
_________________
(________) years from the date of the grant. The options granted hereunder may be exercised with respect to no more than the following cumulative amounts
(including any such options previously exercised):
                  Beginning January 1, 20_______
__________%
                  Beginning January 1, 20_______
__________%
                  Beginning January 1, 20_______
__________%
                  Beginning January 1, 20_______
__________%
                  Beginning January 1, 20_______
__________%
                  Beginning January 1, 20_______
__________%
                  Beginning January 1, 20_______
__________%
                  Beginning January 1, 20_______
__________%

If any Options are not exercised by the end of a period of
_____________
(_______) years from the date of the grant, the will lapse. [___] If the option is intended to be an Incentive Stock Option, the Agreement includes the following:
(b) If the employment of the Optionee by the Company is
terminated for
any reason other than his death, all unexercised portions of the option shall
terminate, be forfeited and shall lapse immediately.
(c) If the Optionee dies while employed by the Company, then within
six months after the date of the Optionee's death, subject
to the provisions of
subparagraph (A) above, the option may be exercised by his
estate or by any
person who has acquired the Optionee's right to exercise the option by bequest
or inheritance to the extent the option was exercisable as
of the date of his
death. Upon the expiration of such six-month period, all
unexercised options
shall terminate, be forfeited and shall lapse.
5



[___] If the option is intended to be a Non-Statutory Stock
Option, the Agreement includes the following:
(b) If the Optionee ceases to perform services for the benefit of


Company as a Director or Consultant or terminates his
employment with the
Company for any reason other than his death, all unexercised portions of the
option shall terminate, be forfeited and shall lapse
immediately.
(c) If the Optionee dies while performing service for the
benefit of
the Company as a Director or Consultant or terminates
employment with the
Company, then within six months after the date of the
Optionee's death, subject
to the provisions of subparagraph (a) above, the option may
be exercised by his
estate or by any person who has acquired the Optionee's
right to exercise the
option by bequest or inheritance to the extent the option
was exercisable as of
the date of his death. Upon the expiration of such six-month period, all
unexercised options shall terminate, be forfeited and shall
lapse.
3. Method of Exercise. In order to exercise the option, the
Optionee must
give written notice to the Secretary of the Company at 2 N.
First Street, Third
Floor, San Jose, California 95113. Said notice shall be
accompanied by full
payment for the shares being purchased; an Investment Letter containing the
statement that the shares are purchased for investment and
not with a view to
distribution, in the form of the letter attached hereto and
marked Exhibit "A".
If the option is exercised by the successor of the Optionee
following his death,
proof shall also be submitted of the right of the successor
to exercise the
option. Shares of stock issued pursuant to the option shall
bear the following
legend:
The securities represented by this stock certificate have
not
been registered under the Securities Act of 1933, as amended
(the
"Act"), or the applicable state securities law (the "State
Acts"), and
shall not be sold, pledged, hypothecated, donated or
otherwise
transferred (whether or not for consideration) by the holder except
upon the issuance to the Corporation of a favorable opinion
of its
counsel and/or the submission to the Corporation of such
other
evidence as may be satisfactory to counsel for the
Corporation, to the
effect that any such transfer shall not be in violation of
the Act and
the State Acts.
and shall be subject to appropriate stop transfer
instructions. The Company
shall not be required to transfer or deliver any certificate or certificates for
shares purchased upon any such exercise of said option: (a)
until after
compliance with all then applicable requirements of law; and
(b) prior to
admission of such shares to listing on any stock exchange on which the stock may
then be listed. In no event shall the Company be required to issue fractional
shares to the Optionee.
4. Limitation upon Exercise. The option is not transferable
by the Optionee
otherwise than by will or the laws of descent and
distribution and is
exercisable, during the lifetime of the Optionee, only by
the Optionee.
5. Stock Adjustment. In the event of any change in Common
Stock of the
Company by reason of a stock split, stock dividend,
recapitalization, exchange
of shares or other transaction, the number of shares
remaining subject to the
option and the option price per share shall be appropriately adjusted by the
Board.
6. Corporation Reorganization. If there shall be any capital reorganization
or consolidation or merger of the Company with another
corporation or
corporations, or any sale of all or substantially all of the
Company's
properties and assets to any other corporation or
corporations, the Company
shall take such action as may be necessary to enable the
Optionee to receive
upon any subsequent exercise of such option, in whole or in
part, in lieu of
shares of Common Stock, securities, or other assets as were
issuable or payable
upon such reorganization, consolidation, merger or sale in
respect of, or in
exchange for such shares of Common Stock.
7. Rights of Shareholder. Neither the Optionee, his legal
representative,
nor other persons entitled to exercise the option shall be
or have any rights of
a shareholder in the Company in respect of the shares
issuable upon exercise of
the option granted hereunder, unless and until certificates
representing such
shares shall have been delivered pursuant to the terms
hereof.
8. Stock Reserved. The Company shall at all times during the term of this
Agreement reserve and keep available such number of shares
of its Common Stock
as will be sufficient to satisfy the terms of this Agreement and shall pay any
original issue taxes on the exercise of this option.
6




9. Binding Effect. This Agreement shall be binding upon and inure to the benefit of any successor or successors of the Company.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed the day and year first above written.


CALA CORPORATION

[CORPORATE SEAL]
ATTEST:                                    By:

- --------------------------------              ------------
--------------------
                       Secretary
President

WITNESS:
- --------------------------------          By:
                                              --------------
--------------------

7




EXHIBIT "2"



Board of Directors
Cala Corporation
2 N. First Street, Third Floor
San Jose, California 95113

Gentlemen:
This will confirm my understanding with respect to the shares to be issued
(or reissued) to me by reason of my exercise this date of certain stock option rights granted to me by Cala Corporation for the purchase of ___________________________________ (________________)
shares of Common Stock
(the "Shares") as follows:
(a) I am acquiring the Shares for my own account for investment with no present intention of dividing my interest with others or of reselling or otherwise disposing of any of the Shares.
(b) The Shares are being issued without registration under the
Securities Act of 1933, as amended (the "Act") in reliance upon the private exemption contained in Section 4(2) of the Act, and such reliance is based in part on the above representation.
(c) The certificate for the shares of stock to be issued to me will bear the following legend:
The securities represented by this stock certificate have not been registered under the Securities Act of 1933, as amended (the
"Act"), or the applicable state securities law (the "State Acts"), and shall not be sold, pledged, hypothecated, donated or otherwise transferred (whether or not for consideration) by the holder except upon the issuance to the Corporation of a favorable opinion of its counsel and/or the submission to the Corporation of such other evidence as may be satisfactory to counsel for the Corporation, to the effect that any such transfer shall not be in violation of the Act and the State Acts.
Appropriate stop transfer instructions will be issued by the Company to its transfer agent.
(d) Since the Shares have not been registered under the Act, they must be held indefinitely until an exemption from the registration requirements of the Act is available or they are subsequently registered, in which event the representation in Paragraph (a) hereof shall terminate.
(e) These understandings shall not preclude a sale in compliance with
Rule 144 under the Act, as such rule may be amended and in effect at the time.
Sales of the shares made in reliance upon Rule 144 may only be made if the Rule is then available and then only in limited amounts in accordance with the terms and conditions of the Rule as in effect at the time of said sales. I agree to furnish you, prior to any such sale, an executed copy of the related Form 144, written confirmation of compliance with the Rule by myself and the broker executing the sale, an opinion of counsel satisfactory to you that the sale does not require registration under the Act, and such other evidence as you shall request of compliance under the Rule.

1




(f) Cala Corporation is not obligated to comply with the registration requirements of the Act or with the requirements for an exemption under
Regulation A under the Act for my benefit.


Dated:
       --------------------------------      -----------------------------------

Joseph Cala